Commitments and contingencies	12 Months Ended
Dec. 31, 2017
Commitments and contingencies [Line Items]
Disclosure of commitments and contingent liabilities [text block]
28.	Commitments and contingencies

Commitments
(a)	Environmental -
The Group’s exploration and exploitation activities are subject to environmental protection standards.

Law No. 28090 regulates the obligations and procedures that must be met by the holders of mining activities for the preparation, filing and implementation of Mine Closure Plans, as well as the establishment of the corresponding environmental guarantees to secure fulfillment of the investments, subject to the principles of protection, preservation and recovery of the environment.

Law No. 28271 regulates environmental liabilities in mining activities. This Law has the objective of ruling the identification of mining activity’s environmental liabilities and financing the remediation of the affected areas. According to this law, environmental liabilities refer to the impact caused to the environment by abandoned or inactive mining operations.

The Group considers that the recorded liability is sufficient to meet the current regulatory environment in Peru.

(b)	Leased concessions -
The Group pays 10 percent on the valued production of mineral obtained from the concessions leased by Sindicato Minero Orcopampa S.A. This concession is in force until the year 2043. See note 23.

(c)	Letter of guarantee granted by Buenaventura -
Letter of guarantee - Huanza
On December 2, 2009, Banco de Credito del Perú signed a finance lease contract for US$119 million with Consorcio Energético de Huancavelica S.A., Empresa de Generación Huanza S.A. and Buenaventura. This financing is in favor of Empresa de Generación Huanza S.A., and is guaranteed by Buenaventura. On February 8, 2016, the bank released the guarantee granted by Buenaventura.
.
(d)	Operating lease commitments (the Group as a lessee) -
The Group has entered into operating leases on its administrative offices in Lima located in Las Begonias Street N°415, San Isidro, Lima, Peru, with a lease term of 10 years since the year 2013. The Group has the option to lease the assets for two additional term of 5 years each.

Future minimum rentals payable as of December 31 are the following:

	2017	2016
	US$(000)	US$(000)

Within one year	1,543	1,543
After one year but not more than five years	6,173	6,173
More than five years	1,157	2,701

	8,873	10,417

(e)	Operating lease commitments (the Group as a lessee) -
The Group leases for several of its assets. These leases have purchase options. Below is a table showing future minimum lease payments and the present value of these payments:

	2017		2016
		Present		Present
	Minimum	value of	Minimum	value of
	payments	payments	payments	payments
	US$(000)	US$(000)	US$(000)	US$(000)

Within a year	56,915	40,224	57,592	40,428
After one year but not more than five years	267,962	241,651	318,643	281,192

Total minimum lease payments	324,877	281,875	376,235	321,620

Less - amounts representing finance charges	(43,002)	-	(54,615)	-

Present value of minimum lease payments	281,875	281,875	321,620	321,620

Contingencies
(f)	Legal procedures -
Buenaventura -
Buenaventura is a party in legal procedures that have arisen in the normal course of its activities. Nevertheless, in the opinion of Buenaventura’s Management, none of these procedures, individually or as a whole, could result in material contingencies for the consolidated financial statements.

The possible contingencies amount to US$1.1 million and US$9.9 million as of December 31, 2017 and 2016, respectively.

Minera Yanacocha S.R.L.
Conga Project Constitutional Claim
On October 18, 2012, Marco Antonio Arana Zegarra filed a constitutional claim against the Ministry of Energy and Mines and Yanacocha requesting the Court to order the suspension of the Conga project as well as to declare not applicable the October 27, 2010 directorial resolution approving the Conga project Environmental Impact Assessment (“EIA”). On October 23, 2012, a Cajamarca judge dismissed the claims based on formal grounds finding that: (i) plaintiffs had not exhausted previous administrative proceedings; (ii) the directorial resolution approving the Conga EIA is valid, and was not challenged when issued in the administrative proceedings; (iii) there was inadequate evidence to conclude that the Conga project is a threat to the constitutional right of living in an adequate environment and; (iv) the directorial resolution approving the Conga project EIA does not guarantee that the Conga project will proceed, so there was no imminent threat to be addressed by the Court. The plaintiffs appealed the dismissal of the case. The Civil Court of the Superior Court of Cajamarca confirmed the above mentioned resolution and the plaintiff presented an appeal. On March 13, 2015, the Constitutional Court published its ruling stating that the case should be sent back to the first court with an order to formally admit the case and start the judicial process in order to review the claim and the proofs presented by the plaintiff. Yanacocha has answered the claim. Yanacocha cannot reasonably predict the outcome of this litigation.

Environmental contingencies
The Peruvian government agency responsible for environmental evaluation and inspection, Organismo Evaluacion y Fiscalizacion Ambiental (“OEFA”), conducts periodic reviews of the Yanacocha site. In 2011, 2012, 2013, 2015, 2016 and 2017, OEFA issued notices of alleged violations of OEFA standards to Yanacocha relating to past inspections. OEFA has resolved with minimal or no findings.

In 2015 and 2016, the water authority of Cajamarca issued notices of alleged regulatory violations, and resolved some allegations in 2017 with no findings. The experience with OEFA and the water authority is that in the case of a finding of violation, remedial action is often the outcome rather than a significant fine.

The alleged OEFA violations currently range from zero to 11,310 tax units and the water authority alleged violations range from zero to 10,054 tax units, being each tax unit equivalent to approximately US$1,224 based on current exchange rates. Yanacocha is responding to all notices of alleged violations, but cannot reasonably predict the outcome of the agency allegations.

(g)	Open tax procedures –
Buenaventura -
During 2012 and 2014, SUNAT reviewed the income tax for 2007 and 2008. As a result, SUNAT does not recognize tax declared deductions by S/1,056,310,000 (equivalent to US$325,516,000) in the year 2007 and S/1,530,985,000 (equivalent to US$471,798,000) for the year 2008. The main unrecognized deduction is the payment made for the removal of the price component of its commercial contracts of gold. In the opinion of management and its legal counsel, the objections are unfounded so Buenaventura should get a favorable result in the initiated claim process.

During 2015, SUNAT reviewed the income tax of 2009 and 2010. As a result, they did not recognize Buenaventura declared tax deductions by S/76,023,000 (equivalent to US$23,428,000). The main unrecognized deductions by Buenaventura are: the non-deductibility of bonuses paid to contractors, a provision of doubtful accounts not accepted as an expense and income unduly deducted. The possible contingencies for the year 2009 and 2010 amount to S/607,721,000 (equivalent to US$187,279,000) as of December 31, 2017. In the opinion of Management and its legal counsel, Buenaventura should get a favorable result in the initiated claim process.

Subsidiaries –
Buenaventura Ingenieros S.A. -
During 2015, SUNAT reviewed the income tax of the subsidiary Buenaventura Ingenieros S.A (BISA) for the fiscal years 2011 and 2012. The main unrecognized deductions are related to the deduction of bonuses paid to staff as well as the omission of income from transfer of fuel to suppliers. These deductions amount to S/20,934,000 (equivalent to US$6,451,000).

In 2016, SUNAT partially resolved the claim process related to the deduction of bonuses paid to staff for S/12,611,000 (equivalent to US$3,886,000). In addition, SUNAT requires the payment of the value added tax related to presumably omitted income from transfer of fuel to suppliers, which are currently in process of appeal to the Tax Court.

The possible contingencies for income tax for the years 2011 and 2012 amount to S/6,252,000 (equivalent to US$1,927,000) and for the value added tax amount to S/4,077,000 (equivalent to US$1,256,000) as of December 31, 2017. In the opinion of Management of this subsidiary and its legal advisors, BISA should get a favorable result in the initiated claim process initiated in 2016 (for income tax of the year 2011 and 2012 and the valued added tax of the years 2011 and 2012).

Sociedad Minera El Brocal S.A.A. -
-
On May 30, 2014, SUNAT issued tax and fines assessments for the 2011 income tax of El Brocal. Within the terms of law, El Brocal filed an appeal that is pending resolution to date. It should be noted that on June 18, 2014, El Brocal decided to pay under protest the income tax assessment by S/8,333,000 (equivalent to US$2,568,000) so it can have access to a discount benefit of the fine. This payment is recorded as an account receivable.

-
On January 8, 2015, SUNAT notified to the subsidiary El Brocal a tax assessment for the 2012 income tax, which was claimed by the subsidiary and rejected by SUNAT. In addition, SUNAT notified a tax assessment for income tax pre-payments from January to December 2012, which amounts to S/4,030,000 (equivalent to US$1,241,000). El Brocal has filed an appeal to the Tax Court, which is pending resolution.

The possible contingencies amount to S/7,562,000 (equivalent to US$2,330,000) as of December 31, 2017.

El Brocal's legal advisors believe that the outcome of these proceedings will be favorable and therefore, it is not necessary to recognize a provision for these contingencies.

Minera La Zanja S.R.L. -
During the years 2016 and 2017, SUNAT audited the income tax for 2013 of the subsidiary Minera La Zanja SRL. As a result, SUNAT does not recognize deductions declared for S/42,289,000 (equivalent to US$13,032,000). The main challenge is related to the deduction of development costs incurred for S/39,755,000 (equivalent to US$12,251,000). The possible contingency amounts to S/9,344,000 (equivalent to US$2,880,000) as of December 31, 2017. In Management´s opinion and its legal advisors, this interpretation is not supported and the subsidiary would obtain a favorable result in the claim process that has started.

Empresa de Generación Huanza S.A. -
During 2015, SUNAT audited the 2014 income tax of the subsidiary Empresa de Generación Huanza S.A. (Huanza). As a consequence, a portion of the depreciation of its fixed assets is not recognized for S/27,532,000 (equivalent to US$8,484,000). The possible contingency amounts to S/5,790,000 (equivalent to US$1,784,000) as of December 31, 2017. In the opinion of the Management and its legal advisors, this interpretation has no basis and therefore, Huanza would obtain a favorable result in the appeal process that has begun.

Other subsidiaries -
In addition, SUNAT has issued tax assessments as a result of the audit of income taxes of other subsidiaries for S/10,747,000 (equivalent to US$3,312,000). The possible contingencies amount to S/9,042,000 (equivalent to US$2,786,000) as of December 31, 2017. In the opinion of the Management and its legal advisors, the assessments are of possible occurrence; however, the subsidiaries expect to obtain a favorable outcome in the appeal processes initiated.

Associates -
Cerro Verde -
Mining Royalties
On June 23, 2004, Law N ° 28528 - Law of Mining Royalty was approved by which the owners of the mining concessions had to be paid, as financial compensation for the exploitation of metallic and non-metallic mineral resources, a mining royalty that was determined applying rates that change between 1% and 3% on the value of the concentrate or its equivalent, according to the price quotation of the international market published by the Ministry of Energy and Mines. Based on the contract of the guarantee signed in 1998, Cerro Verde determined that the payment of mining royalties was not applicable, because it was the contribution after the signing of the contract of the Law of Conquest of the Peruvian Government. However, under the terms of its new guarantee contract, which became effective on January 1, 2014, Cerro Verde began to pay mining royalties and special mining tax for all its production based on Law No. 29788, which it is calculated on the operating profit with rates that fluctuate between 1% and 12%.

SUNAT, the Peruvian tax authority, has assessed mining royalties on materials processed by Cerro Verde´s concentrator, which commenced operations in late 2006. These assessments cover the period December 2006 to December 2007, and the years 2008 and September 2011. SUNAT issued resolutions declaring the claims of Cerro Verde unfounded for the periods 2006 to 2009. Cerro Verde appealed those decisions to the Tax Court. On June 20, 2013, the Peruvian Tax Tribunal issued two decisions affirming assessments for the period December 2006 through December 2008. Decisions by the Tax Tribunal ended the administrative stage of the appeal procedures for these assessments.

On September 18, 2013, Cerro Verde filed two contentious administrative claims before the judiciary against the decisions of the Tax Court that dismissed the appeals filed. In connection with demands for the periods December 2006 to December 2007, the Twentieth Specialized Administrative Litigation Court in the Court dismissed the claim filed. On May 2, 2016, Cerro Verde filed an appeal with the Seventh Administrative Litigation Chamber. In July 2017, the Chamber resolved to confirm the decision of first instance, which declared the Cerro Verde claim unfounded. On August 9, 2017, Cerro Verde filed an appeal before the Supreme Court against this decision.

With respect to the judiciary appeal related to the assessment for the year 2008, on December 17, 2014, the Eighteenth Contentious Administrative Court rendered its decision upholding the Company’s position and nullifying SUNAT’s assessment and the Tax Tribunal´s resolution (S/106.4 million). The Judgment also annulled all fines and interest bounded by SUNAT for that period (S/139.7 million). In December 2014, SUNAT appealed this decision. On January 29, 2016, the Sixth Superior Justice Court nullified the decision of the Eighteenth Contentious Administrative Court. On February 23, 2016, Cerro Verde appealed the decision to the Supreme Court.

On October 1, 2013, SUNAT served Cerro Verde a demand for payment totaling S/492 million (approximately US$151.5 million based on the December 31, 2017 exchange rate, including interest and penalties of US$89.2 million) based on the Tax Tribunal’s decisions for the period December 2006 to December 2008. As permitted by law, Cerro Verde requested, and was granted, an installment payment program that deferred payment for six months and thereafter satisfies the amount via 66 equal monthly payments. As of December 31, 2017, Cerro Verde has made payments totaling S/459.7 million (US$145.9 million based on the date of payment and US$141.7 million based on December 31, 2017 exchange rates),

In July 2013, a hearing on SUNAT's assessment for 2009 was held, but no decision has been issued by the Tax Tribunal for that year. As of December 31, 2017, the amount of the assessment, including interest and penalties, for the year 2009 was S/289.2 million (approximately US$89.1 million based on the December 31, 2017 exchange rate).

On March 1, 2017 SUNAT declared the claim raised by Cerro Verde unfounded. On March 22, 2017, Cerro Verde filed an appeal with the Tax Court against the decision that declared the claim unfounded. As of December 31, 2017, the amount of the annotations by SUNAT including interest and penalties for the year 2010 and from January 2011 to September 2011 is S/586.5 million (approximately US$180.7 million at the closing exchange rate as of December 31, 2017, including interest and penalties of US$99.9 million).

On January 18, 2018, SUNAT notified the resolution determination for royalties for the fourth quarter of 2011. Cerro Verde will file a complaint with the SUNAT against said resolutions. As of December 31, 2017, the amount of the annotations by SUNAT including interest and penalties for the fourth quarter of 2011 is S/49.8 million (approximately US$15.3 million at the year-end exchange rate as of December 31, 2017, including interests and penalties for US$7.8 million).

As a result of the Supreme Court's unfavorable decision regarding the mining royalties of 2008, Cerro Verde recorded net charges for the year ended December 31, 2017 for a total of US$393 million associated with the royalties assessments in dispute and potential royalties from December 2006 to 2013.

Cerro Verde intends to seek an exemption available in accordance with Peruvian laws for the penalties and interest associated with this case of mining royalties. As of December 31, 2017, Cerro Verde has not recorded charges for possible penalties and unpaid interest for a total of US$385 million.

In December of 2017, as a result of the unfavorable decision of the Supreme Court on the case of mining royalties in 2008, Cerro Verde requested the return of the amounts that it would have paid in excess for the Special Mining Tax (GEM) (September 2012 to December 2013), National Housing Fund (FONAVI) (December 2012 to December 2013) and customs duties (2013).

Cerro Verde acted in good faith when applying provisions in accordance with its Stability Contract signed in 1998 and continues to evaluate alternatives to defend its rights.

Other assessments received from SUNAT
Cerro Verde has also received assessments from SUNAT for additional taxes (other than the mining royalty), including penalties and interest. Cerro Verde has filed or will file objections to the assessments because it believes it has properly determined and paid its taxes. A summary of these assessments follows:

		Penalty and
Year	Taxes	interest	Total
	US$(000)	US$(000)	US$(000)
2003 – 2005	15,909	54,053	69,962
2006	6,545	59,454	65,999
2007	12,376	17,809	30,185
2008	20,797	12,968	33,765
2009	58,495	49,112	107,607
2010	65,997	107,139	173,136
2011	49,055	63,931	112,986
2014 - 2017	23,450	-	23,450

	252,624	364,466	617,090

Yanacocha -
-
SUNAT challenged the withholding tax rate applied on the technical assistance services provided by a non-resident supplier for fiscal years 2002 and 2003. The services were executed in Peru and also abroad; however, Yanacocha was not able to prove that during the tax audit. Based on that, the Tax Administration considers that the services were wholly executed in Peru; therefore, the withholding tax rate should be 30% instead of 12%. The amount of the contingency involved is S/12.8 million (US$3.94 million). In Management's and its legal counsel’s opinion, these interpretations have no support so Yanacocha should get a favorable outcome in the appeals initiated.

-
SUNAT considers that the bonus for closing the collective agreement and the collateral benefits granted to the unionized and non-unionized employees qualify as remunerative concepts; hence, taxed with the contribution to ESSALUD. The contingency amounts to S/11.5 million (US$3.5 million) for 2011 and 2012. In Management's and its legal counsel’s opinion, these interpretations have no support so Yanacocha should get a favorable outcome in the appeals initiated.

-
In 2000, Yanacocha paid a total of US$$29 million to assume their respective contractual positions in mining concession agreements with Chaupiloma Dos de Cajamarca S.M.R.L. The contractual rights allowed Yanacocha the opportunity to conduct exploration on the concessions, but not a purchase of the concessions. The tax authority alleges that the payments were acquisitions of mining concessions requiring the amortization of the amounts under the Peru Mining Law over the life of the mine. Yanacocha expensed the amounts at issue in the initial year since the payments were not for the acquisition of a concession but rather these expenses represent the payment of an intangible and therefore, amortizable in a single year or proportionally for up to ten years according to Income Tax Law. In 2010, the Tax Court in Peru ruled in favor of Yanacocha and the tax authority appealed the issue to the judiciary. The first appellate court confirmed the ruling of the Tax Court in favor of Yanacocha. However, in November, 2015, a Superior Court in Peru made an appellate decision overturning the two prior findings in favor of Yanacocha. Yanacocha has appealed the Superior Court ruling to the Peru Supreme Court. The potential liability in this matter is in the form of fines and interest in an amount up to US$82.9 million. While management has assessed that the likelihood of a ruling against the Company in the Supreme Court as remote, it is not possible to fully predict the outcome of this litigation.

Minera Yanacocha SRL and subsidiary [Member]
Commitments and contingencies [Line Items]
Disclosure of commitments and contingent liabilities [text block]
20.	Commitments and contingencies

Unitization of properties -
In December 2000, as a result of the unitization plan carried out by the Partners, the Company signed several asset transfer and mining lease agreements with related entities. The main conditions are:

-
The Company must pay to Chaupiloma, 3% of the quarterly net sales, according to the lease agreement. The mining rights subject to this 3% royalty are those identified in the lease agreement as part of the “Area of Influence of Chaupiloma”. Some of these mining rights are in exploitation and the rest of them in exploration.

-
The Company must pay to S.M.R.L. Coshuro (“Coshuro”) and Buenaventura, 3% of the quarterly net sales, according to the transfer agreement. The mining rights subject to this 3% royalty are those identified in the transfer agreement, and are located out of the “Area of Influence of Chaupiloma” and within the “Area of Influence of the Joint Venture”. These mining rights are currently under exploration.

-
The Company must pay to Los Tapados S.A., 3% of the quarterly net sales proceeds of mineral extracted from the transferred and leased concessions of Los Tapados S.A. The transferred and leased concessions of Los Tapados S.A. are also subject to a previously existing royalty on the minerals. These mining rights are currently under exploration.

Legal proceedings -
Conga project Constitutional claim -
On October 18, 2012, Marco Antonio Arana Zegarra filed a constitutional claim against the Ministry of Energy and Mines and the Company requesting the Court to order the suspension of the Conga project as well as to declare not applicable the October 27, 2010 directorial resolution approving the Conga project Environmental Impact Assessment (“EIA”). On October 23, 2012, a Cajamarca judge dismissed the claims based on formal grounds finding that: (i) plaintiffs had not exhausted previous administrative proceedings; (ii) the directorial resolution approving the Conga EIA is valid, and was not challenged when issued in the administrative proceedings; (iii) there was inadequate evidence to conclude that the Conga project is a threat to the constitutional right of living in an adequate environment and; (iv) the directorial resolution approving the Conga project EIA does not guarantee that the Conga project will proceed, so there was no imminent threat to be addressed by the Court. The plaintiffs appealed the dismissal of the case. The Civil Court of the Superior Court of Cajamarca confirmed the above mentioned resolution and the plaintiff presented an appeal. On March 13, 2015, the Constitutional Court published its ruling stating that the case should be sent back to the first court with an order to formally admit the case and start the judicial process in order to review the claim and the proofs presented by the plaintiff. The Company has answered the claim. The Company cannot reasonably predict the outcome of this litigation.

Environmental -
The Peruvian government agency responsible for environmental evaluation and inspection, Organismo Evaluacion y Fiscalizacion Ambiental (“OEFA”), conducts periodic reviews of the Yanacocha site. In 2011, 2012, 2013, 2015, 2016 and 2017, OEFA issued notices of alleged violations of OEFA standards to the Company relating to past inspections. OEFA has resolved with minimal or no findings. In 2015 and 2016, the water authority of Cajamarca issued notices of alleged regulatory violations, and resolved some allegations in 2017 with no findings. The experience with OEFA and the water authority is that in the case of a finding of violation, remedial action is often the outcome rather than a significant fine. The alleged OEFA violations currently range from zero to 11,310 tax units and the water authority alleged violations range from zero to 10,054 tax units, being each tax unit equivalent to approximately US$1,224 based on current exchange rates. The Company is responding to all notices of alleged violations, but cannot reasonably predict the outcome of the agency allegations.

Open tax procedures -
The Tax Authority has the right to examine, and, if necessary, amend the Company’s income tax provision for the last four years. The Company’s income tax filings for the years 2013 through 2017 are open to examination by the tax authorities. For value added tax, the periods open for examination are the years 2014 through 2017. To date, National Tax Supervisor “SUNAT” has concluded its review of the Company’s tax exams through the year 2011. For years 2002 through 2009, the Company is in the claim and appeal process. The tax administration is auditing the income tax from 2013.

In Management’s and legal advisors’ opinion, there are sound legal grounds to sustain the Company’s tax positions; as a result, Management expects to obtain favorable results on these processes and any additional tax assessment would not be significant to the consolidated financial statements.

For the periods pending of examination, due to the many possible interpretations of current legislation, it is not possible to determine whether or not future reviews will result in tax liabilities for the Company. In the event that additional taxes are payable, including interest and surcharges, as a result of the Tax Authority reviews, they will be charged to expense in the period assessed. However, in Management’s and legal advisors’ opinion, any additional tax assessment would not be significant to the consolidated financial statements.

Tax contingencies -
Withholding income tax for fiscal years 2002 and 2003 -
The Tax Administration challenged the withholding tax rate applied on the technical assistance services provided by a non-resident supplier. The services were executed in Peru and also abroad; however, the Company was not able to prove that during the tax audit. Based on that, the Tax Administration considers that the services were wholly executed in Peru; therefore, the withholding tax rate should be 30% instead of 12%. The amount of the contingency involved is S/12.8 million (US$3.9 million). In Management's and its legal counsel’s opinion, that consideration has no support and the Company should obtain a favorable outcome in the appeal initiated against the tax authorities.

Health Contributions - ESSALUD -
The Tax Administration considers that the bonus for closing the collective agreement and the collateral benefits granted to the unionized and non-unionized employees qualify as remunerative concepts; hence, taxed with the contribution to ESSALUD. The contingency amounts to S/11.5 million (US$3.5 million) for 2011 and 2012. In Management's and its legal counsel’s opinion, that interpretation has no support and the Company should obtain a favorable outcome in the appeal initiated against the tax authorities.

Tax Dispute related to the amortization of the contractual rights -
In 2000, the Company paid a total of US$$29 million to assume their respective contractual positions in mining concession agreements with Chaupiloma Dos de Cajamarca S.M.R.L. The contractual rights allowed the Company the opportunity to conduct exploration on the concessions, but not a purchase of the concessions. The tax authority alleges that the payments were acquisitions of mining concessions requiring the amortization of the amounts under the Peru Mining Law over the life of the mine. The Company expensed the amounts at issue in the initial year since the payments were not for the acquisition of a concession but rather these expenses represent the payment of an intangible and therefore, amortizable in a single year or proportionally for up to ten years according to Income Tax Law. In 2010, the Tax Court in Peru ruled in favor of the Company and the tax authority appealed the issue to the judiciary. The first appellate court confirmed the ruling of the Tax Court in favor of the Company. However, in November, 2015, a Superior Court in Peru made an appellate decision overturning the two prior findings in favor of the Company. The Company has appealed the Superior Court ruling to the Peru Supreme Court. The potential liability in this matter is in the form of fines and interest in an amount up to US$82.9 million. While management has assessed that the likelihood of a ruling against the Company in the Supreme Court as remote, it is not possible to fully predict the outcome of this litigation.

Letters of Guarantee -
The Company has signed Letters of Guarantee with various financial institutions in accordance with the Mine Closure Regulation approved by Supreme Decree No.033-2005 of the Ministry of Energy and Mines. The table below sets out the outstanding signed commitments at year ends by financial institution. In general, these letters of guarantee are renewed annually.

	2017	2016
	US$(000)	US$(000)

Banco de Credito del Peru (a)	123,729	188,000
BBVA Continental	190,000	120,000
Scotiabank	190,000	120,000
	503,729	428,000

(a)	Letters of guarantee of Banco de Credito del Peru include US$6,321,000 and US$7,626,000 related to San Jose Reservoir Trust in 2017 and 2016, respectively.

These three letters of guarantee shall come into force if the Company fails to execute in whole or in part the mine closure plan.